UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22570

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Reports to Shareholders.

IN PROFILE

Brookfield is a global alternative asset manager with approximately $175 billion in assets under management as of December 31, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends over 30 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our registered investment advisor, Brookfield Investment Management Inc., our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management Inc. maintains offices and investment teams in Toronto, Chicago, Boston and London.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2012. Brookfield Investment Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) for the year ended December 31, 2012.

Despite ongoing macroeconomic volatility and political uncertainty, global capital markets generally experienced positive results during 2012. Investor confidence improved as the year progressed, due in large part to meaningful central bank activity around the world. Further momentum was provided by signs of global economic stabilization, as the U.S. housing market continued to heal, sovereign debt concerns in Europe began to subside, and evidence of stability emerged in China. With liquidity continuing to flood the market and interest rates remaining near historic lows, risk tolerance levels began to rise.

Within this environment, demand for income-producing asset classes with upside growth potential accelerated. In particular, global infrastructure equities produced attractive returns, as investors sought the unique combination of yield, stability and growth offered by these securities. Additionally, the infrastructure asset class itself continued to expand, as the need for capital spending on development and refurbishment projects intensified across the globe. The public infrastructure securities market continues to play a vital role in meeting this need while providing an attractive means of accessing this global investment opportunity.

Moving forward, we expect demand for higher-yielding investments to remain strong, particularly as interest rates and inflation remain muted. We maintain our positive outlook for infrastructure equities, which offer bond-like current income, relatively stable cash flows and equity return potential. Additionally, we anticipate demand for Real Assets to accelerate in the near team, as investors recognize the portfolio benefits of increased allocations to the asset class. The public markets offer a highly liquid and transparent means of achieving these allocations, which should directly benefit public infrastructure securities.

In addition to performance information, this report provides the Fund’s audited financial statements including the schedule of investments as of December 31, 2012.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

OBJECTIVE AND STRATEGY

The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The Fund seeks to achieve its investment objective by investing primarily in securities of publicly traded infrastructure companies.

Investment Risks: All investment strategies and the investments made pursuant to such strategies involve the risk of loss, including the potential loss of the entire investment. The investment performance and the success of any investment strategy or particular investment can never be predicted or guaranteed, and the value of an investment will fluctuate due to market conditions and other factors. The Fund is a non-diversified, closed-end management investment company. Shares of closed-end management investment companies frequently trade at a discount to their net asset value, and the Fund’s common shares may likewise trade at a discount to their net asset value.

Investing in the Fund will be subject to risks incidental to the ownership and operation of infrastructure assets. Such risks include risks associated with general economic climates; fluctuations in interest rates and currency; availability and attractiveness of secured and unsecured financing; compliance with relevant government regulations; environmental liabilities; various uninsured or uninsurable unforeseen events; infrastructure development and construction and the ability of the relevant operating company to manage the relevant infrastructure business. These risks, either individually or in combination, may cause, among other things, a reduction in income, an increase in operating costs and an increase in costs associated with investments in infrastructure assets, which may materially affect the financial position and returns of specific investments generally. For additional information about the risks associated with investing in the Fund, investors should review the Fund’s Prospectus and Statement of Additional Information.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the year ended December 31, 2012, Brookfield Global Listed Infrastructure Income Fund Inc. (NYSE: INF) had a total return based on net asset value of 13.71% and a total return based on market price of 23.06%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on NYSE closing price of $20.15 on December 31, 2012, the Fund’s shares have a dividend yield of 6.95%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent dividend declared divided by the stated stock price.

Individual contributors of performance included Companhia Energetica de Minas Gerais, Spark Infrastructure Group and Hutchinson Port Holdings Trust. Companhia Energetica de Minas Gerais, a Brazilian firm within the Transmission & Distribution sector contributed to the Fund’s overall performance following the firm’s announcement regarding intentions to pay a special dividend equaling R$3.3 billion, which lifted the stock price into year end.

Spark Infrastructure Group, an Australian firm in the Transmission & Distribution sector, also contributed to the Fund’s performance. The company has low regulatory risks relative to other Australian utilities companies coupled with a strong balance sheet and high quality dividend.

Hutchison Port Holdings Trust, a Hong Kong-based firm was strong in 2012 as it offers a high recurring yield, mature assets, and steady cash flow generation. Additionally, the company’s port assets in Hong Kong and East Shenzhen are among the most defensive ports during downturns while the company also is well positioned to benefit from trade recovery. We believe this provides for stability in down markets and opportunity in up markets.

Detractors of performance included Hi-Crush Partners L.P., Eletropaulo Metropolitana Eletricidade de Sao Paulo SA and Companhia de Transmissao de Energia Eletrica Paulista. Hi-Crush Partners L.P., based in the U.S., is a Master Limited Partnership engaged in producing sand used in oil and natural gas wells. The company’s initial public offering was in August 2012 and the stock initially performed very well.

However, on its first earnings call, in November 2012, the company announced that a key contract had been cancelled and the stock price fell. We believe Hi-Crush Partners L.P. will find replacement purchasers of its sand to maintain its distribution.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Eletropaulo Metropolitana Eletricidade de Sao Paulo SA is a Brazilian firm within the Transmission & Distribution sector. The company detracted from the Fund’s performance due to regulatory announcements expected to negatively impact its EBITDA. The National Agency for Electricity, which governs Brazilian utilities, announced reduced allowable tariffs to consumers’ electricity bills in April and again in July in its final statement.

Companhia de Transmissao de Energia Eletrica Paulista (“CTEEP”), another Brazilian firm within the Transmission & Distribution sector also detracted from the Fund’s performance. During the third quarter, Brazilian President Dilma Rousseff announced that rolling 20 year concession agreements with power companies would be renewed at prices up to 28% lower in an effort to lower energy prices. As a result of this announcement, CTEEP is expected to see a significant decline in revenues. However, the government assigned residual value to transmission assets built prior to 2000, allowing CTEEP to earn government compensation and likely produce positive cash flows after reducing debt.

INFRASTRUCTURE MARKET OVERVIEW AND OUTLOOK

Global equity markets ended 2012 with another quarter of positive performance. The MSCI World Index (“Broad Equity Markets”) closed the quarter up 2.6%, finishing the 12 month period up 16.5%. Like recent years preceding 2012, we saw a number of dramatic (albeit less severe) ups and downs in global equity markets caused by shifting investor confidence in the global macroeconomic recovery. We saw the strongest first quarter in over a decade (+11.7%) and wide-reaching investor confidence give way to a strongly negative second quarter (-4.9%) on worsening fears of the European crisis and contagion.

However, some stability emerged in the second half of the year as continued macroeconomic weakness drove corresponding actions by governments and central banks worldwide. In particular, central bank announcements in September created positive momentum in equity markets. Ben Bernanke and the U.S. Federal Reserve announced third round Quantitative Easing (QE3), pledging up to US$40 billion per month to buy mortgage backed securities until the U.S. labor market improves. Across the pond, the European Central Bank (ECB) pledged a new and potentially unlimited short dated government bond-buying program coined Outright Monetary Transactions or “OMT” to reduce yields on European sovereign debt to strengthen sovereign balance sheets.

As the year came to a close positive drivers of investor sentiment included continual improvement in the U.S. housing market, evidence of economic stability in China, enthusiasm over the outcome of the Japanese election, and a Europe region that appears to be gradually stabilizing. These developments countered the two week selloff following the U.S. presidential election as well as fears of the U.S. fiscal cliff. A deal to address taxes was reached on January 1 as part of the fiscal cliff negotiations, leading markets sharply higher in the New Year.

Global infrastructure securities were up 1.8% in the fourth quarter, bringing the asset class to a 2012 return of 13.8% as measured by the Dow Jones Brookfield Global Infrastructure Composite Index. Global infrastructure securities underperformed Broad Equity Markets during the strong rally in the first quarter (+4.3%) and outperformed in the second quarter selloff (+0.7%). Conversely, amid downward market movements in the fourth quarter, higher yielding securities within the asset class underperformed. Master Limited Partnerships (“MLPs”) were down 3.4% as measured by the Alerian MLP Index.1 We believe underperformance of these higher yielding securities indicates investors’ concern, prior to the January 1 tax legislation passage, over the likely tax increases on dividends. Further, many high yielding securities have been very strong for several months and underperformance could be the result of a modest correction.

Importantly, we believe the infrastructure securities asset class is poised to perform well in an environment of the slowly recovering global economy forecasted for 2013. We are excited to pursue these opportunities targeting strong nominal and absolute returns on behalf of our investors in the coming year.

A growing infrastructure securities asset class

We believe one of the distinct attributes about infrastructure securities is the asset class has been growing rapidly while historically it continued to offer stable cash flows. There is simply not enough good infrastructure around the

[1]	The Alerian MLP Total Return Index is a composite of the 50 most prominent energy Master Limited Partnerships (MLPs) and is calculated using a float-adjusted, capitalization-weighted methodology.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

world. This is true in developed markets, where much of the infrastructure is reaching the end of its useful life and needs to be replaced or repaired. In emerging markets, there is a substantial need for new infrastructure as these economies grow.

In addition, governments are cash strapped and privatizing infrastructure assets to raise capital, particularly in the Europe region. These types of asset sales can represent potentially attractive entry points for investors. One of the best examples of this in 2012 was an announcement from the Portuguese government regarding its decision to sell the Portuguese airport concession company ANA-Aeroportos de Portugal SA (“ANA”) as part of the country’s agreed austerity measures precedent to the bailout it received from the European Union and International Monetary Fund last year. ANA holds the concession to operate the country’s 10 airports. Many of the bidders (and the winner) are in the global infrastructure securities investment universe, including Fraport AG (owner of the Frankfurt airport concession), Flughafen Zuerich AG (owner of the Zurich airport concession) and CCR SA (a Brazilian toll road company). The winning bid was Vinci SA’s €3 billion bid. Vinci SA is a French diversified infrastructure company.

The airport infrastructure sector was strong in 2012, up 34.5%.2 Strength has been driven partly by corporate transaction announcements. Currently 10 companies with a market cap of approximately US$35 billion currently comprise the sector.

A changing North American energy infrastructure landscape

Seventeen MLPs completed successful IPOs valued at approximately US$5.6 billion in total in 2012. This included listings by EQT Midstream Partners (EQM), Summit Midstream Partners (SMLP) and Western Gas Equity Partners LP (WGP US), among others. We believe the surge of MLP IPOs reflects companies’ desire to tap investor demand for current income amid the low interest rate environment. We too find MLPs compelling. These companies generally own high quality, pure-play infrastructure assets with stable, predictable and growing cash flows. We believe opportunities in the space will continue to arise, especially following the sector’s underperformance in late 2012.

The MLP IPO rush is indicative of a broader transformation in the North American energy infrastructure market. The continued growth of shale gas exploration and the expansion of the oil sands in Western Canada are impacting North American energy infrastructure companies in ways that would have been unimaginable a decade ago. In December, an important development occurred when the U.S. Department of Energy (DOE) issued a report supportive of natural gas drilling, and therefore positive for the energy infrastructure sector. The study was intended to protect public interest, including agriculture, by examining impacts on domestic natural gas pricing as additional natural gas export facilities become operational. Current laws require natural gas companies to obtain a license when exporting natural gas to non-Free Trade Agreement (“FTA”) countries. The report concluded that additional export facilities in the U.S. would likely have a minimal impact on natural gas pricing and benefits would likely outweigh any costs, therefore paving the way for DOE approval for more terminals.3

Attractive opportunities among Asian natural gas companies

Continued changes in North American energy infrastructure will impact markets worldwide, including China which is likely to become an importer of natural gas. Chinese natural gas distribution companies look particularly attractive given energy has been identified as a top priority for Chinese national security. Furthermore, China has come under pressure for its significant use of coal mining and now aims to reduce its coal use. As such, the Chinese government has issued directives to increase the use of natural gas for power generation, vehicle fuel as well as heating and cooking fuel given the current low consumer market penetration. Indeed, gas demand in 2011 equaled roughly 130 billion cubic meters (bcm), which amounts to 4% of the country’s total energy consumption. By 2015 the government is targeting consumption to rise to 8% of total energy consumption, potentially exceeding 260 bcm.

[2]

As measured by the Dow Jones Brookfield Airports Infrastructure Index, a global index of companies that derive at least 70% of cash flows from infrastructure lines of business and at least 50% of cash flows from the development, ownership, lease, concession or management of airports and related facilities.

[3]	Federal Register Notice of Availability of the LNG Export Study; www.fossil.energy.gov/programs/gasregulation/LNGStudy.html.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Increased consumption cannot be supported by domestic natural gas supply, or consequently the existing natural gas infrastructure. Domestic natural gas supply accounted for approximately 80% of 2010 consumption. And we estimate domestic supply will cover just 60% of consumption by 2015. As a result, China will need to import liquefied natural gas (or “LNG”), requiring new Central Asian pipelines with an estimated growth requirement of over 40 bcm by 2015. We believe this will create a significant growth opportunity in Chinese natural gas infrastructure, particularly for city gas distributors, operators of midstream gas distribution pipelines, and LNG focused gas infrastructure.

Increasing demand and transaction activity among tower companies

Communications infrastructure (i.e. cell towers) was the strongest performing infrastructure sector this year, up 35.7%.4 Growing demand for wireless data service globally is expected to benefit cell tower owners in the global infrastructure securities asset class as wireless providers will require additional tower locations to expand their 4G footprint. Transaction activity among tower owners supported public market valuations of companies in the communications infrastructure sector. In February, SBA Communications Corp. (SBAC), a communications infrastructure company in our universe, announced a US$1.09 billion acquisition of 2,300 tower sites throughout the U.S. and Central America from cell tower firm Mobilitie LLC. SBAC issued $285 million in common equity in March to repay debt associated with the transaction.

OUTLOOK

Throughout 2012, we remained focused on our medium term outlook as we constructed portfolio positions. Key sector exposures include oil and gas pipelines, U.S. communications, and transportation infrastructure. Amid uncertainty and market weakness surrounding the fiscal cliff negotiations in December we began to transition the portfolio to increase exposure to pro-growth stocks and reduce exposure to some of the most defensive securities. As part of this trade, we added U.S. railroads and Chinese transportation companies while selling U.S./UK water and U.S. electricity transmission and distribution companies.

As we look ahead to 2013, we believe hurdles to global macroeconomic stability will persist. Macro indicators have improved in the Asia Pacific region. The election of Mr. Shinzo Abe as Japan’s new prime minister and the change in government in China are both believed to be “market friendly” transitions. Mr. Abe is espousing aggressive easing policies and set a 2% inflation target to break Japan’s characteristic low growth, deflationary market environment. The new Chinese leadership generally appears to support reforms leading to more liberalization in the marketplace. On the other hand, while the U.S. Congress tackled one part of the fiscal cliff problem, many investors believe the most difficult negotiations to cut spending and reduce the U.S. deficit are yet to come. In addition, Southern Europe remains challenged.

Against this macro background, we believe infrastructure securities will benefit from a number of key trends in 2013, remaining an important and attractive global asset class. Investor demand for bonds is expected to shift to equities over the medium term, which should benefit real asset securities such as infrastructure securities as they generally exhibit an attractive mix of bond-like yields with equity returns. Infrastructure securities continue to offer stable fundamentals coupled with growth, capital appreciation, diversification, attractive risk adjusted returns, as well as an important hedge against inflation. We believe global investors will continue to recognize this in the New Year.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking

[4]

The Dow Jones Brookfield Communications Infrastructure Index is a global index of companies that derive at least 70% of cash flows from infrastructure lines of business and at least 50% of cash flows from the development, lease, concession, or management of broadcast/mobile towers, satellites and fibre optic/copper (excludes telecom services) cable.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

All returns shown in USD.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Infrastructure Income Fund Inc. currently holds these securities.

The Dow Jones Brookfield Global Infrastructure Composite Index was created on July 1, 2008 and is comprised of infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets. The Index is maintained by Dow Jones Indexes. The Index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2012 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Portfolio Characteristics (Unaudited)

December 31, 2012

PORTFOLIO STATISTICS

Annualized dividend yield[1]	6.95%

Percentage of levered assets	24.18%

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	45.7%
Australia	18.3%
Canada	16.6%
Hong Kong	8.3%
Brazil	8.3%
Spain	8.1%
United Kingdom	6.8%
Italy	6.5%
France	4.9%
Portugal	2.8%
Liabilities in Excess of Other Assets	(26.3)%
Total	100.0%

ASSET ALLOCATION BY SECTOR

Oil & Gas Storage & Transportation	65.4%
Transmission & Distribution	27.4%
Infrastructure — Diversified	10.7%
Ports	8.3%
Airports	5.5%
Infrastructure — Communications	3.2%
Toll Roads	2.8%
Real Estate Operator/Developer	1.6%
Water	1.4%
Liabilities in Excess of Other Assets	(26.3)%
Total	100.0%

TOP TEN HOLDINGS

Hutchison Port Holdings Trust	8.3%
Spark Infrastructure Group	7.0%
Kinder Morgan Management LLC	5.9%
Transmissora Alianca de Energia Eletrica SA	5.8%
Sydney Airport	5.5%
National Grid PLC	5.4%
GDF Suez	4.9%
Gibson Energy, Inc	4.4%
Exterran Partners L.P.	3.9%
APA Group	3.9%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by December 31, 2012 stock price.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Schedule of Investments

December 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS – 124.4%
AUSTRALIA – 16.4%
Airports – 5.5%
Sydney Airport [1,3] (Cost – $4,393,806)	2,608,200	$9,187,550

Oil & Gas Storage & Transportation – 3.9%
APA Group [1,3] (Cost – $4,817,301)	1,121,000	6,471,590

Transmission & Distribution – 7.0%
Spark Infrastructure Group [1,3] (Cost – $9,042,120)	6,641,100	11,610,529
Total AUSTRALIA (Cost – $18,253,227)		27,269,669
BRAZIL – 8.3%
Infrastructure – Diversified – 1.3%
AES Tiete SA [1] (Cost – $2,506,054)	187,000	2,154,496

Transmission & Distribution – 7.0%
Tractebel Energia SA [1]	117,400	1,912,230
Transmissora Alianca de Energia Eletrica SA [1]	908,400	9,671,853

Total Transmission & Distribution (Cost – $12,196,636)		11,584,083
Total BRAZIL (Cost – $14,702,690)		13,738,579
CANADA – 16.6%
Oil & Gas Storage & Transportation – 16.6%
Enbridge, Inc . [1,3]	88,706	3,842,744
Gibson Energy, Inc [1]	99,900	2,415,397
Gibson Energy, Inc [1,5]	202,600	4,898,492
Keyera Corp. [1,3]	87,700	4,340,475
Pembina Pipeline Corp. [1,3]	142,600	4,080,020
TransCanada Corp. [1,3]	93,250	4,412,590
Veresen, Inc . [1]	298,400	3,548,881

Total Oil & Gas Storage & Transportation (Cost – $25,154,474)		27,538,599
Total CANADA (Cost – $25,154,474)		27,538,599
FRANCE – 4.9%
Infrastructure – Diversified – 4.9%
GDF Suez [1,3] (Cost – $9,411,120)	397,000	8,176,685
Total FRANCE (Cost – $9,411,120)		8,176,685

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Schedule of Investments

December 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS (continued)
HONG KONG – 8.3%
Ports – 8.3%
Hutchison Port Holdings Trust [1] (Cost – $11,410,119)	17,281,100	$13,831,257
Total HONG KONG (Cost – $11,410,119)		13,831,257
ITALY – 6.5%
Oil & Gas Storage & Transportation – 3.6%
Snam SpA [1,3] (Cost – $5,816,298)	1,262,800	5,894,231

Toll Roads – 1.5%
Atlantia SpA [1] (Cost – $2,203,256)	135,975	2,469,127

Transmission & Distribution – 1.4%
Terna Rete Elettrica Nazionale SpA [1] (Cost – $2,160,967)	582,900	2,332,634
Total ITALY (Cost – $10,180,521)		10,695,992
PORTUGAL – 2.8%
Transmission & Distribution – 2.8%
Redes Energeticas Nacionais SA [1] (Cost – $4,894,570)	1,695,281	4,598,472
Total PORTUGAL (Cost – $4,894,570)		4,598,472
SPAIN – 8.1%
Oil & Gas Storage & Transportation – 3.0%
Enagas SA [1,3] (Cost – $4,725,023)	234,905	5,032,643

Toll Roads – 1.3%
Abertis Infraestructuras SA [1] (Cost – $2,199,848)	134,190	2,216,344

Transmission & Distribution – 3.8%
Red Electrica Corp. SA [1,3] (Cost – $5,750,055)	126,800	6,263,435
Total SPAIN (Cost – $12,674,926)		13,512,422
UNITED KINGDOM – 6.8%
Transmission & Distribution – 5.4%
National Grid PLC [1,3] (Cost – $8,262,374)	155,000	8,903,200

See Notes to Financial Statements.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Schedule of Investments

December 31, 2012

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Water – 1.4%
United Utilities Group PLC [1,3] (Cost – $1,984,004)	203,850	$2,244,135
Total UNITED KINGDOM (Cost – $10,246,378)		11,147,335
UNITED STATES – 45.7%
Infrastructure – Communications – 3.2%
American Tower Corp. (Cost – $4,326,122)	68,300	5,277,541

Infrastructure – Diversified – 4.5%
CenterPoint Energy, Inc. [3]	199,900	3,848,075
Hi-Crush Partners L.P.	238,400	3,597,456

Total Infrastructure – Diversified (Cost – $7,993,598)		7,445,531

Oil & Gas Storage & Transportation – 36.4%
Boardwalk Pipeline Partners L.P.	189,300	4,713,570
Enbridge Energy Management LLC [2]	103,854	3,000,328
Enbridge Energy Partners L.P. [3]	75,200	2,098,080
Energy Transfer Equity L.P.	49,500	2,251,260
Enterprise Products Partners L.P.	39,200	1,963,136
EQT Midstream Partners L.P.	86,500	2,694,475
Exterran Partners L.P.	322,300	6,533,021
Inergy L.P. [3]	185,100	3,366,969
Kinder Morgan Management LLC [2,3]	130,621	9,856,689
MPLX L.P. [2]	96,600	3,012,954
NuStar Energy L.P.	143,300	6,087,384
NuStar GP Holdings LLC	79,300	2,195,817
PAA Natural Gas Storage L.P. [3]	174,300	3,320,415
Southcross Energy Partners L.P.	92,100	2,175,402
Summit Midstream Partners L.P. [3]	217,900	4,320,957
The Williams Companies, Inc.	31,300	1,024,762
Williams Partners L.P.	37,400	1,819,884

Total Oil & Gas Storage & Transportation (Cost – $53,964,828)		60,435,103

Real Estate Operator/Developer – 1.6%
CorEnergy Infrastructure Trust (Cost – $2,700,000)	450,000	2,713,500
Total UNITED STATES (Cost – $68,984,548)		75,871,675
Total COMMON STOCKS (Cost – $185,912,573)		206,380,685

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Schedule of Investments

December 31, 2012

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
CORPORATE BONDS – 1.9%
AUSTRALIA – 1.9%
Oil & Gas Storage & Transportation – 1.9%
APT Pipelines Ltd. [1,4] (Cost – $3,066,344)	8.01%	09/30/72	AUD 2,919	$3,163,128
Total AUSTRALIA (Cost – $3,066,344)				3,163,128
Total CORPORATE BONDS (Cost – $3,066,344)				3,163,128
Total Investments – 126.3% (Cost – $188,978,917)				209,543,813
Liabilities in Excess of Other Assets – (26.3)%				(43,662,425)

TOTAL NET ASSETS – 100.0%				$165,881,388

The following notes should be read in conjunction with the accompanying Schedule of Investments.

AUD	—	Australian Dollar
1	—	Foreign security or a U.S. security of a foreign company.
2	—	Non-income producing security.
3	—	Portion or entire amount pledged as collateral for credit facility.
4	—	Variable rate security – Interest rate shown is the rate in effect as of December 31, 2012.
5	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the total value of all such securities was $4,898,492 or 3.0% of net assets.

See Notes to Financial Statements.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments in securities, at value (Note 2)	$209,543,813
Cash	8,664,828
Dividends and interest receivable	996,215
Prepaid expenses	26,683

Total assets	219,231,539

Liabilities:
Payable for credit facility (Note 6)	53,000,000
Payable for credit facility interest	6,859
Investment advisory fee payable	184,273
Administration fee payable	27,641
Directors’ fee payable	2,917
Accrued expenses and other liabilities	128,461

Total liabilities	53,350,151

Net Assets	$165,881,388

Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized)	$7,755
Additional paid-in capital	145,912,560
Distributions in excess of net investment income	(874,031)
Accumulated net realized gain on investments, written option contracts, and foreign currency and foreign currency transactions	273,822
Net unrealized appreciation on investments and foreign currency translation	20,561,282

Net assets applicable to capital stock outstanding	$165,881,388

Total investments at cost	$188,978,917

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	7,755,240
Net asset value per share	$21.39

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$68,101
Dividends	9,297,659
Foreign withholding tax	(711,063)

Total investment income	8,654,697

Expenses:
Investment advisory fees (Note 3)	2,142,502
Administration fees (Note 3)	321,375
Legal fees	109,683
Audit and tax services	75,273
Custodian fees	69,272
Insurance	56,326
Fund accounting servicing fees	52,931
Reports to stockholders	36,072
Directors’ fees	34,393
Registration fees	25,000
Miscellaneous	14,991
Transfer agent fees	11,458

Total operating expenses	2,949,276
Interest expense on credit facility (Note 6)	678,741

Total expenses	3,628,017

Net investment income	5,026,680

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	8,963,974
Written option contracts	234,409
Foreign currency and foreign currency transactions	(203,466)

Net realized gain on investments, written option contracts, foreign currency and foreign currency transactions	8,994,917

Net change in unrealized appreciation (depreciation) on:
Investments	6,522,837
Written option contracts	143,604
Foreign currency translation	(11,235)

Net change in unrealized appreciation on investments, written option contracts and foreign currency translations	6,655,206

Total realized and unrealized gain (loss)	15,650,123

Net increase in net assets resulting from operations	$20,676,803

See Notes to Financial Statements.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2012	For the Period August 26, 2011[1] through December 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$5,026,680	$1,421,018
Net realized gain (loss) on investments, written option contracts, foreign currency and foreign currency translations	8,994,917	(4,443,049)
Net change in unrealized appreciation on investments, written option contracts, foreign currency and foreign currency translation	6,655,206	13,906,076

Net increase in net assets resulting from operations	20,676,803	10,884,045

Distributions to Stockholders:
Net investment income	(3,750,331)	(707,976)
Net realized gains	(6,915,708)	—
Return of capital	(194,399)	(2,007,130)

Total distributions	(10,860,438)	(2,715,106)

Capital Stock Transactions (Note 7):
Proceeds from shares sold	—	147,896,084

Net increase in net assets from capital share transactions	—	147,896,084

Total increase in net assets	9,816,365	156,065,023

Net Assets:
Beginning of period	156,065,023	—

End of period	$165,881,388	$156,065,023

Distributions in excess of net investment income	$(874,031)	$(224,709)

Share Transactions (Note 7):
Shares sold	—	7,755,240

[1]	Commencement of operations

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Statement of Cash Flows

For the Year Ended December 31, 2012

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$20,676,803
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(155,195,601)
Proceeds from disposition of portfolio investments	159,559,263
Premiums received on options written	1,108,129
Written options contracts closed or exercised	(1,258,066)
Decrease in receivable for investments sold	2,249,229
Decrease in prepaid expenses	25,198
Decrease in interest and dividends receivable	693,875
Decrease in payable for investments purchased	(3,466,380)
Increase in payable for credit facility interest	626
Increase in investment advisory fee payable	11,391
Increase in administration fee payable	1,709
Decrease in accrued expenses and other liabilities	(3,322)
Net accretion on investments	1,136
Net change in unrealized appreciation on investments and written option contracts	(6,666,441)
Net realized gain on investments and written option contracts	(9,198,383)

Net cash provided by operating activities	8,539,166

Cash flows used for financing activities:
Distributions paid to stockholders	(10,860,438)

Net cash used for financing activities	(10,860,438)

Net decrease in cash	(2,321,272)
Cash at the beginning of year	10,986,100

Cash at the end of year	$8,664,828

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended December 31, 2012 totaled $678,115.

See Notes to Financial Statements.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Financial Highlights

	For the Year Ended December 31, 2012	Period From August 26, 2011[1] through December 31, 2011
Per Share Operating Performance:
Net asset value, beginning of period	$20.12	$19.10 [3]

Net investment income[2]	0.65	0.18
Net realized and unrealized gain on investment transactions	2.02	1.19

Net increase in net asset value resulting from operations	2.67	1.37

Distributions from net investment income	(0.48)	(0.09)
Distributions from net realized gains	(0.89)	—
Return of capital distributions	(0.03)	(0.26)

Total distributions paid	(1.40)	(0.35)

Net asset value, end of period	$21.39	$20.12

Market price, end of period	$20.15	$17.61

Total Investment Return†	23.06%	-10.16%[5]

Ratio of Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$165,881	$156,065
Operating expenses	1.83%	2.14%[4]
Interest expense	0.42%	0.47%[4]
Total expenses	2.25%	2.61%[4]
Net investment income	3.12%	2.81%[4]
Portfolio turnover rate	76%	30%[5]

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Commencement of operations.

[2]	Per share amounts presented are based on average shares outstanding throughout the period indicated.

[3]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial public offering price of $20.00 per share.

[4]	Annualized.

[5]	Not Annualized.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

1. Organization

Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”) was organized under the laws of the State of Maryland as a Maryland corporation on June 8, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, which will invest primarily in publicly traded infrastructure companies.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Fund. AMP Capital Brookfield (US) LLC (the “Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Advisers Act, served as investment sub-adviser to the Fund until March 31, 2012.

The Fund’s investment objective is to provide a high level of total return, with an emphasis on income. The investment objective of the Fund is not fundamental and may be changed without stockholder approval, upon not less than 60 days prior written notice to stockholders. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security. If quotes cannot be obtained from two active and reliable market makers then the securities may be priced using a quote obtained from a single active market maker. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with adjusted by the amortization of discount or premium to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value, in which case these securities will be fair valued as determined by the Adviser’s Valuation Committee.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. If a market value or price cannot be determined for a security or a significant event has occurred that would materially affect the value of the security, the security is fair valued by the Adviser’s Valuation Committee. The Valuation Committee is comprised of senior members of the Adviser’s management team.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), regularly compares one of its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of December 31, 2012:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$—	$27,269,669	$—	$27,269,669
Brazil	13,738,579	—	—	13,738,579
Canada	27,538,599	—	—	27,538,599
France	—	8,176,685	—	8,176,685
Hong Kong	—	13,831,257	—	13,831,257
Italy	—	10,695,992	—	10,695,992
Portugal	4,598,472	—	—	4,598,472
Spain	—	13,512,422	—	13,512,422
United Kingdom	8,903,200	2,244,135	—	11,147,335
United States	75,871,675	—	—	75,871,675

Total Common Stocks	130,650,525	75,730,160	—	206,380,685

Corporate Bond:
Australia	—	3,163,128	—	3,163,128

Total	$130,650,525	$78,893,288	$—	$209,543,813

For further information regarding security characteristics, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB Accounting Standards Codification (“ASC”) 820 “Disclosures about Fair Values of Financial Instruments”, approximates the carrying amounts presented in the Schedule of Investments and Statement of Assets and Liabilities. As of December 31, 2012 this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

During the year ended December 31, 2012, the Fund did not invest in any Level 3 securities. There were transfers from Level 1 to Level 2 of $13,831,257. The transfers were due to the securities being fair valued as a result of market movements following the close of local trading. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund isolates the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of December 31, 2012, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2012, open taxable years consisted of the taxable period August 26, 2011 (commencement of operations) to December 31, 2011 and the taxable year ended December 31, 2012. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights.

A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

personnel, facilities, equipment and certain other services necessary to the operation of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Fund’s average daily net assets (plus the amount of borrowing for investment purposes) (“Managed Assets”). Pursuant to the Advisory Agreement, the Adviser may delegate any or all of its responsibilities to one or more investment sub-advisers, which may be affiliates of the Adviser, subject to the approval of the Board of Directors and stockholders of the Fund. For the year ended December 31, 2012, the Adviser earned $2,142,502 in investment advisory fees under the Advisory Agreement.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of the Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Adviser is responsible for any fees due to the Sub-Administrator.

For the year ended December 31, 2012, the Adviser earned $321,375 in administration fees.

Certain officers and/or directors of the Fund are officers and/or directors of the Adviser.

4. Purchases and Sales of Investments

For the year ended December 31, 2012, purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities were $155,195,601 and $159,559,263, respectively.

5. Option Contracts

The Fund may purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or traded in the over-the-counter market to hedge the value of the Fund’s portfolio or, as a means of achieving additional return.

A call option is a contract that gives the holder of the option the right to buy from the writer of the option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A call option is “uncovered” if the underlying security covered by the call is not held by the Fund. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option, or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option, or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Adviser to correctly predict the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

The premium amount and the number of written option contracts during the year ended December 31, 2012 were as follows:

Options	Number of Contracts	Premium Amount
Outstanding at December 31, 2011	$4,050	$384,346
Options written	7,650	1,108,129
Options expired	(2,676)	(234,409)
Options closed	(9,024)	(1,258,066)

Outstanding at December 31, 2012	$—	$—

As of December 31, 2012, there were no options outstanding.

The average notional value of written options during the year ended December 31, 2012 was $6,528,400.

6. Borrowings

Credit facility: The Fund, with the approval of its Board of Directors, including its independent Directors, has entered into a financing package that includes a Commitment Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. that allows the Fund to borrow up to an initial limit of up to 33 1/3% of its Managed Assets. Borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the 3 month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.70% on the undrawn amount.

For the year ended December 31, 2012, the average interest rate paid under the line of credit was 1.08% of the total line of credit amount available for the Fund.

Total line of credit amount available	$63,000,000
Line of credit outstanding at December 31, 2012	53,000,000
Line of credit amount unused at December 31, 2012	10,000,000
Average balance outstanding during the year	53,000,000
Interest expense incurred on line of credit during the year	678,741

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

7. Capital Stock

The Fund’s authorized stock consists of 1,000,000,000 shares of stock, par value $0.001 per share. The Fund’s Board of Directors is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board of Directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue.

The common shares have no preemptive, conversion, exchange or redemption rights. All common shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Fund has no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 32.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the year ended December 31, 2012 was as follows:

Ordinary income (including short-term capital gains)	$10,440,212
Long-term capital gains	225,827
Return of capital	194,399

Total distributions	$10,860,438

The tax character of the distributions paid for the period August 26, 2011 (commencement of operations) through December 31, 2011 was as follows:

Ordinary income	$707,976
Return of capital	2,007,130

Total distributions	$2,715,106

At December 31, 2012, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:

Other accumulated losses	$(874,031)
Tax basis unrealized appreciation	20,835,104

Total tax basis accumulated gains	$19,961,073

As of December 31, 2012, the Fund had no capital loss carryforwards.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments, not including foreign currency and foreign currency transactions at December 31, 2012 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$188,705,095	$26,232,016	$(5,393,298)	$20,838,718

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or net asset value per share.

At December 31, 2012, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below.

Additional Paid-In Capital	Distributions in excess of Net Investment Income	Accumulated Net Realized Gain
$225,760	$(1,925,671)	$1,699,911

9. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due these warranties and indemnities to be unlikely.

10. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2011-11 will have on the Fund’s financial statements and disclosures.

11. Exclusion for Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity, futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Notes to Financial Statements

December 31, 2012

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized, subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the events as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Boards of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1167	01/17/13	01/31/13
$0.1167	02/14/13	02/28/13

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

December 31, 2012

To the Stockholders and Board of Directors of

Brookfield Global Listed Infrastructure Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Brookfield Global Listed Infrastructure Income Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period August 26, 2011 (commencement of operations) through December 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brookfield Global Listed Infrastructure Income Fund Inc. as of December 31, 2012, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 28, 2013

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Tax Information (Unaudited)

December 31, 2012

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s year end (December 31, 2012) as to the federal tax status of distributions received by stockholders during such year. Accordingly, we are advising you that 1.79% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.

For the year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 65.52%.

For corporate stockholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2012 was 2.70%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) was 64.08%.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Compliance Certification (Unaudited)

December 31, 2012

On May 29, 2012, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class I Director to serve until 2015 Annual Meeting of Stockholders:

Rodman L. Drake c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 70	Chairman Elected September 2011 Director since September 2011, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of Board (2005-2010), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-2010); Director of Apex Silver Mines Limited (2007-2009); Co-founder, Baringo Capital LLC (2002-2012); Director of Jackson Hewitt Tax Services Inc. (2004-2011); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	12

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 63	Director since September 2011 Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Certified Public Accountant and Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) (2009-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-Present); Director of ISI Funds (2007-Present); Trustee of the Daily Income Fund (2006-Present); Director of the California Daily Tax Free Income Fund, Inc. (1984-Present); Director of the New York Tax Free Income Fund, Inc. (1984-Present)	5

Disinterested Director
Class III Trustee to serve until 2014 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 66	Director since August 2011 Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of SP Fiber Technologies, Inc. (September 2012-Present); Director of Chambers Street Properties (July 2012-Present); Director/Trustee of several investment companies advised by the Adviser (2005-Director of Turner Corp. (2003-Present); Director of Crystal River Capital Inc. (2005-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	12

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Directors of the Fund (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Interested Director
Class III Director to serve until 2014 Annual Meeting of Shareholders:

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	Director since September 2011	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009-2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).	12

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 57	President	Since 2011	President of several investment companies advised by the Advisor (2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (2009- 2010); Director, Brookfield Investment Funds (UCITS) plc (2011-Present); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Craig Noble, CFA* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 39	Vice President	Since 2011	Managing Director and Portfolio Manager of the Advisor (2008-Present); Vice President, Infrastructure Group of Brookfield Asset Management Inc. (2004-2008).

Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Treasurer	Since 2012	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-Present); Controller of Brookfield Redding LLC (2006-2009).

Jonathan C. Tyras* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 44	Secretary	Since 2011	Managing Director and Chief Financial Officer of the Advisor (2010-Present); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present); Chief Executive Officer, Brookfield Investment Management (US) LLC (2011-Present); Managing Director, AMP Capital Brookfield Pty Limited (2011-2012).

Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Age 37	Chief Compliance Officer (“CCO”)	Since 2011	CCO of several investment companies advised by the Advisor (2009-Present); Director and CCO of the Advisor (2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-2009).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Brookfield Investment Funds and Brookfield Global Listed Infrastructure Income Fund.

The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling 1-800-497-3746.

2012 Annual Report

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the ‘’Plan’’) that provides that unless you elect to receive your distributions in cash, they will be automatically reinvested by the Plan Administrator, USBFS, in additional shares of common stock. If you elect to receive distributions in cash, you will receive them paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a stockholder to have their cash distribution reinvested in shares of the Fund’s common stock. Unless you or your brokerage firm decides to opt out of the Plan, the number of shares of common stock you will receive will be determined as follows:

(1)	The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s common stock one day prior to the distribution payment date.
(2)

The Board of Directors may, in its sole discretion, instruct the Fund to purchase shares of its common stock in the open market in connection with the implementation of the Plan as follows: if the Fund’s common stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator will receive the distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then-current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid entirely in common stock issued by the Fund.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as the Fund and the Plan Administrator may agree upon. Such withdrawal will be effective the next business day. If you withdraw or the Plan is terminated, the Plan Administrator will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Administrator maintains all common stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common stock in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator, or the Fund’s appointed agent, will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common stock you have received under the Plan. There is no brokerage charge for reinvestment of your distributions in common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting distributions does not avoid a taxable event or the requirement to pay income taxes due upon receiving distributions, even though you have not received any cash with which to pay the resulting tax. See “Taxation.”

If you hold common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by the Fund. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board of Directors the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the Commission or any other regulatory authority, require the Fund to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Brookfield Investment Management Inc.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

Joint Notice Of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf:

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

2012 Annual Report

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

U.S. Bancorp Fund Services LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

1-800-282-0429

Sub-Administrator and Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York, 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that three members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore. Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For each fiscal years ended December 31, 2012 and December 31, 2011, Deloitte & Touche LLP billed the Registrant aggregate fees of $60,000 and $60,000, respectively. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal years ended December 31, 2012 and December 31, 2011, Deloitte & Touche LLP billed the Registrant aggregate fees of $6,000 and $6,000, respectively. Each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, the Audit-related fees were $3,963 and $2,808, respectively.

All Other Fees

For the fiscal years ended December 31, 2012 and December 31, 2011, there were no Other Fees.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Messrs. Rodman L. Drake, Edward A. Kuczmarski and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests of its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Craig Noble, CFA – Mr. Noble is responsible for the day-to-day management of the Registrant. Mr. Noble is Managing Director and Co-Chief Investment Officer of Brookfield Investment Management as well as Portfolio Manager for Brookfield’s global infrastructure securities business. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the firm’s public equity and credit securities investment strategies. Additionally, Mr. Noble maintains responsibility for performance and growth of the firm’s global infrastructure securities business, which he has led since its inception in 2008. Mr. Noble joined Brookfield in 2004 and has more than 15 years of investment experience, including several years with Brookfield’s long-short credit opportunity fund as well as several years of direct infrastructure investment activity with Brookfield’s private equity infrastructure business. Prior to this, Mr. Noble spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University’s Schulich School of Business and a Commerce degree from Mount Allison University.

Samuel Arnold, CFA – Mr. Arnold shares the day-to-day management of the Registrant with Mr. Noble. Mr. Arnold is a Portfolio Manager for Brookfield’s global infrastructure securities business. Mr. Arnold is responsible for coverage of the North American infrastructure market as well as the development and growth of Brookfield’s listed infrastructure strategies. Mr. Arnold has 15 years of infrastructure investment experience, including sell-side research and analysis in the U.S. pipeline sector at Credit Suisse. Additionally, Mr. Arnold was previously an analyst for a long/short energy infrastructure fund at a Chicago-based multi-strategy hedge fund. Trained as an engineer, Mr. Arnold began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets. Mr. Arnold holds the Chartered Financial Analyst designation and has an MBA from Tulane University and a BS with honors in Civil Engineering from the University of Illinois.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Messrs. Noble and Arnold, respectively, and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of January 31, 2013	Total Assets in USD Millions as of January 31, 2013	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Craig Noble, CFA	Registered Investment Company	4	$951	0	0
	Other Pooled Investment Vehicles	4	$273	1	$41
	Other Accounts	9	$660	0	0
Samuel Arnold, CFA	Registered Investment Company	2	$396	0	0
	Other Pooled Investment Vehicles	4	$273	1	$41
	Other Accounts	9	$660	0	0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2012.

Dollar Range of Securities Owned
Craig Noble, CFA	$10,001 - $50,000
Samuel Arnold, CFA	$10,001 - $50,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. In addition, in the event that a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he supervises. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial for certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the investment adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research provided to the funds or accounts, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the investment adviser manages. In addition, with respect to certain types of accounts, the investment adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the investment adviser may place separate, non-simultaneous transactions in the same security for the Registrant and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Registrant or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser, the Sub-Adviser and the Registrant have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser, the Sub-Adviser and the individuals that each employs. For example, the Adviser and the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser and the Sub-Adviser. The portfolio managers are compensated based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the Adviser and/or the Sub-Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. Both the Adviser and the Sub-Adviser seek to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser, the Sub-Adviser and their parent companies.

While the salaries of the portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with the Adviser’s and the Sub-Adviser’s clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of the portfolio managers and other investment professionals has four primary components:

•	A base salary;

•	An annual cash bonus;

•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management Inc.; and

•	If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding President and Principal Executive Officer

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding President and Principal Executive Officer

Date: March 8, 2013

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: March 8, 2013